Exhibit 99.1

Pure Storage Announces Fourth Quarter and Full Year Fiscal 2019 Financial Results

MOUNTAIN VIEW, Calif., February 28, 2019 -- Pure Storage (NYSE: PSTG), the data solutions leader that helps innovators build a better world with data, today announced financial results for its fourth quarter and full year ended January 31, 2019.

“We finished a strong FY19, growing annual revenue 33% year over year, to over $1.3B, and we are excited about our ability to continue to deliver strong growth,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “Looking ahead, we expect to drive industry leading growth, expand our product portfolio, and increase our lead in customer delight.”

Key Business and Financial Highlights:

•	Q4 Revenue; $422 million, up 24% year over year

•	Full-year revenue $1.36 billion, up 33% year over year

•	Q4 GAAP gross margin 66.5%; non-GAAP gross margin 67.6%

•	Full-year GAAP gross margin 66.4%; non-GAAP gross margin 67.6%

•	Q4 GAAP operating margin -5.9%; non-GAAP operating margin +7.4%

•	Full year GAAP operating margin -12.5%; non-GAAP operating margin +3.7%

While Q4 results were below the company’s guided ranges, they were directly impacted by two distinct items. First, a process breakdown at a contract manufacturer prevented a number of orders from shipping in the quarter. Second, Pure exceeded its expectations in selling the company’s ES2 subscription offering, which ultimately drives positive long-term economics for Pure, but resulted in lower revenue recognized in the quarter. Except for these two items, our revenue and profits would have been within our guided range.

Recent Company Highlights:

•	Following the quarter close, Pure signed a more than $100 million-dollar deal over approximately two years with a leading global systems integrator.

•	As part of Pure’s Cloud Data Services, the company announced ObjectEngineTM, redefining data protection to rapid restoration built for modern enterprises.

•
In addition, Pure launched DirectFlash™ Fabric for end-to-end NVMe and NVMe-oF support, enabling customers to improve performance of mission-critical applications and web-scale applications that traditionally have relied on direct attached storage.

“Pure delivered another strong fiscal year of growth, leverage, and scale,” said Tim Riitters, CFO, Pure Storage. “The innovative portfolio of platform, software, and cloud products Pure is bringing to market is expanding our opportunity and positioning us for long-term success.”

Fourth Quarter Fiscal 2019 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended January 31, 2019 and 2018 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended January 31, 2019	Three Months Ended January 31, 2018	Y/Y Change
Revenue	$422.2	$339.9	24%
Gross Margin	66.5%	65.3%	1.2 ppts
Product Gross Margin	67.4%	66.2%	1.2 ppts
Support Subscription Gross Margin	62.5%	60.6%	1.9 ppts
Operating Loss	$(25.0)	$(18.8)	$(6.2)
Operating Margin	-5.9%	-5.5%	-0.4 ppts
Net Loss	$(25.8)	$(14.9)	$(10.9)
Net Loss per Share - Basic and Diluted	$(0.11)	$(0.07)	$(0.04)
Weighted-Average Shares	239.6	218.0	21.6
Headcount	>2,800	>2,100	~700

Non-GAAP Quarterly Financial Information
	Three Months Ended January 31, 2019	Three Months Ended January 31, 2018	Y/Y Change
Gross Margin	67.6%	66.3%	1.3 ppts
Product Gross Margin	67.8%	66.5%	1.3 ppts
Support Subscription Gross Margin	66.8%	65.4%	1.4 ppts
Operating Income	$31.1	$24.9	$6.2
Operating Margin	7.4%	7.3%	0.1 ppts
Net Income	$37.0	$28.8	$8.2
Net Income per Share - Diluted	$0.14	$0.11	$0.03
Weighted-Average Shares - Diluted	263.7	250.8	12.9

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage’s first quarter fiscal 2020 guidance is as follows:

•	Revenue in the range of $327 million to $339 million, 30% Y/Y growth at the midpoint

•	Non-GAAP gross margin in the range of 65.0% to 68.0%

•	Non-GAAP operating margin in the range of -8.5% to -4.5%

Pure Storage’s full year fiscal 2020 guidance is as follows:

•	Revenue in the range of $1.735 billion to $1.805 billion, 30% Y/Y growth at the midpoint

•	Non-GAAP gross margin in the range of 65.0% to 68.0%

•	Non-GAAP operating margin in the range of 3.0% to 7.0%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible asset acquired from acquisition, any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the fourth quarter and fiscal year 2019 results at 2:00 p.m. (PT) on February 28, 2019. Pure Storage will post management’s prepared remarks and supplemental earnings presentation to the investor relations website at investor.purestorage.com in advance of the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (866) 393-4306 or (734) 385-2616 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

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Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Thursday, February 28, 2019, through March 14, 2019. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 5479904.

Upcoming Events

Management will participate in an upcoming financial Q&A discussion at the Eighth Annual Technology Conference in New York on March 12, 2019. Pure Storage will post a link to this event on the investor relations website at investor.purestorage.com for both live and archived events.

About Pure Storage

Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a Satmetrix-certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Pure Storage, DirectFlash, Evergreen, FlashBlade, FlashStack, ObjectEngine and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements
This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding technology differentiation, and our outlook for the first quarter and full year fiscal 2020, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended January 31, 2019. All information provided in this release and in the attachments is as of February 28, 2019, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, amortization of debt discount and debt issuance costs, and amortization of intangible asset acquired from acquisition that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger - Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom - Public relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	January 31, 2019	January 31, 2018
		(As Adjusted*)
Assets
Current assets:
Cash and cash equivalents	$447,990	$244,057
Marketable securities	749,482	353,289
Accounts receivable, net of allowance of $660 and $1,062	378,729	243,001
Inventory	44,687	34,497
Deferred commissions, current	29,244	21,088
Prepaid expenses and other current assets	51,695	47,552
Total current assets	1,701,827	943,484
Property and equipment, net	125,353	89,142
Deferred commissions, non-current	85,729	66,225
Intangible assets, net	20,118	5,057
Goodwill	10,997	—
Deferred income taxes, non-current	1,060	1,060
Restricted cash	15,823	14,763
Other assets, non-current	12,118	4,264
Total assets	$1,973,025	$1,123,995

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$103,462	$84,420
Accrued compensation and benefits	99,910	59,898
Accrued expenses and other liabilities	39,860	27,149
Deferred revenue, current	266,584	191,229
Total current liabilities	509,816	362,696
Convertible senior notes, net	449,828	—
Deferred revenue, non-current	269,336	182,873
Other liabilities, non-current	6,265	4,025
Total liabilities	1,235,245	549,594

Stockholders’ equity:
Common stock and additional paid-in capital	1,820,067	1,479,905
Accumulated other comprehensive loss	(338)	(1,917)
Accumulated deficit	(1,081,949)	(903,587)
Total stockholders' equity	737,780	574,401
Total liabilities and stockholders' equity	$1,973,025	$1,123,995

*Prior period information has been adjusted to reflect the adoption impact of Accounting Standards Codification 606, Revenue from Contracts with Customers (ASC 606), which we adopted on February 1, 2018.

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2019	2018	2019	2018
		(As Adjusted*)		(As Adjusted*)
Revenue:
Product	$340,137	$284,163	$1,075,586	$834,454
Support subscription	82,079	55,693	284,238	190,308
Total revenue	422,216	339,856	1,359,824	1,024,762

Cost of revenue:
Product (1)	110,762	95,953	352,054	275,242
Support subscription (1)	30,758	21,970	105,474	78,539
Total cost of revenue	141,520	117,923	457,528	353,781

Gross profit	280,696	221,933	902,296	670,981

Operating expenses:
Research and development (1)	96,630	75,480	349,936	279,196
Sales and marketing (1)	171,092	137,763	584,111	464,049
General and administrative (1)	37,934	27,506	137,506	95,170
Total operating expenses	305,656	240,749	1,071,553	838,415

Loss from operations	(24,960)	(18,816)	(169,257)	(167,434)
Other income (expense), net	(96)	5,046	(8,016)	11,445
Loss before provision for income taxes	(25,056)	(13,770)	(177,273)	(155,989)
Income tax provision	699	1,134	1,089	3,889
Net loss	$(25,755)	$(14,904)	$(178,362)	$(159,878)

Net loss per share attributable to common stockholders, basic and diluted	$(0.11)	$(0.07)	$(0.77)	$(0.76)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	239,571	218,009	232,042	211,609

*Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$761	$732	$2,951	$1,630
Cost of revenue -- support subscription	3,438	2,609	12,378	9,050
Research and development	24,528	19,597	92,484	71,229
Sales and marketing	16,460	13,518	66,350	47,687
General and administrative	9,520	6,297	36,482	21,077
Total stock-based compensation expense	$54,707	$42,753	$210,645	$150,673

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2019	2018	2019	2018
		(As Adjusted*)		(As Adjusted*)
Cash flows from operating activities
Net loss	$(25,755)	$(14,904)	$(178,362)	$(159,878)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,497	16,219	70,878	61,744
Amortization of debt discount and debt issuance costs	6,617	—	21,031	—
Stock-based compensation expense	54,707	42,753	210,645	150,673
Other	(2)	1,175	(5,039)	2,054
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(73,026)	(40,875)	(135,649)	(74,505)
Inventory	4,814	1,719	(12,289)	(12,595)
Deferred commissions	(18,533)	(14,009)	(27,660)	(27,978)
Prepaid expenses and other assets	(8,968)	(23,687)	(6,972)	(23,799)
Accounts payable	2,493	17,470	14,293	29,278
Accrued compensation and other liabilities	44,218	26,263	51,810	26,622
Deferred revenue	74,732	46,876	161,737	101,140
Net cash provided by operating activities	80,794	59,000	164,423	72,756

Cash flows from investing activities
Purchases of property and equipment	(29,439)	(20,709)	(100,246)	(65,060)
Acquisition, net of cash acquired	—	—	(13,899)	—
Purchase of other investment	(5,000)	—	(5,000)	—
Purchases of marketable securities	(107,109)	(50,658)	(665,357)	(202,656)
Sales of marketable securities	1,076	20,422	19,878	66,489
Maturities of marketable securities	97,231	45,047	253,280	144,068
Net cash used in investing activities	(43,241)	(5,898)	(511,344)	(57,159)

Cash flows from financing activities
Net proceeds from exercise of stock options	4,429	8,916	47,771	24,677
Proceeds from issuance of common stock under employee stock purchase plan	—	—	33,444	22,137
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	562,062	—
Payment for purchase of capped calls	—	—	(64,630)	—
Repayment of debt acquired from acquisition	—	—	(6,101)	—
Tax withholding on vesting of restricted stock	(632)	—	(632)	—
Repurchase of common stock	—	—	(20,000)	—
Net cash provided by financing activities	3,797	8,916	551,914	46,814
Net increase in cash and cash equivalents and restricted cash	41,350	62,018	204,993	62,411
Cash, cash equivalents and restricted cash, beginning of period	422,463	196,802	258,820	196,409
Cash, cash equivalents and restricted cash, end of period	$463,813	$258,820	$463,813	$258,820

*Prior period information has been adjusted to reflect the adoption impact of ASC 606 and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which we adopted on February 1, 2018.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended January 31, 2019						Three Months Ended January 31, 2018 (As Adjusted*)
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$761	(c)					$732	(c)
			10	(d)					8	(d)
			632	(e)					—
Gross profit -- product	$229,375	67.4%	$1,403		$230,778	67.8%	$188,210	66.2%	$740		$188,950	66.5%

			$3,438	(c)					$2,609	(c)
			63	(d)					82	(d)
Gross profit -- support subscription	$51,321	62.5%	$3,501		$54,822	66.8%	$33,723	60.6%	$2,691		$36,414	65.4%

			$4,199	(c)					$3,341	(c)
			73	(d)					90	(d)
			632	(e)					—
Total gross profit	$280,696	66.5%	$4,904		$285,600	67.6%	$221,933	65.3%	$3,431		$225,364	66.3%

*Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended January 31, 2019						Three Months Ended January 31, 2018 (As Adjusted*)
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$54,707	(c)					$42,753	(c)
			763	(d)					973	(d)
			632	(e)					—
Operating income (loss)	$(24,960)	-5.9%	$56,102		$31,142	7.4%	$(18,816)	-5.5%	$43,726		$24,910	7.3%

			$54,707	(c)					$42,753	(c)
			763	(d)					973	(d)
			632	(e)					—
			6,616	(f)					—
Net income (loss)	$(25,755)		$62,718		$36,963		$(14,904)		$43,726		$28,822
Net income (loss) per share -- diluted	$(0.11)				$0.14		$(0.07)				$0.11
Weighted-average shares used in per share calculation -- diluted	239,571		24,097	(g)	263,668		218,009		32,752	(g)	250,761

*Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(g) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan (ESPP)).

Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended January 31,
	2019	2018
Net cash provided by operating activities	$80,794	$59,000
Less: purchases of property and equipment	(29,439)	(20,709)
Free cash flow (non-GAAP)	$51,355	$38,291
Adjust: ESPP Impact	(17,027)	(11,495)
Free cash flow without ESPP impact (non-GAAP)	$34,328	$26,796

Free cash flow as % of revenue	12.2%	11.3%
Free cash flow without ESPP Impact as % of revenue	8.1%	7.9%